                                                                    Exhibit 4.2



 COMMON STOCK                                                      COMMON STOCK
                      [LOGO OF BIOMARIN PHARMACEUTICAL]
    NUMBER                                                             SHARES
BMN


THIS CERTIFICATE IS         INCORPORATED UNDER THE LAWS        SEE REVERSE FOR
TRANSFERABLE IN NEW          OF THE STATE OF DELAWARE        CERTAIN DEFINITIONS
YORK, NY OR RIDGEFIELD
PARK, NJ
                                                               CUSIP 09061G 10 1


THIS CERTIFIES THAT






is the record holder of

    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR
              VALUE PER SHARE, OF BIOMARIN PHARMACEUTICAL INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/ John C. Klock                                      /s/ Grant W. Denison, Jr.
    PRESIDENT                                           CHIEF EXECUTIVE OFFICER


                           BIOMARIN PHARMACEUTICAL
                               Corporate SEAL
                                Oct. 25, 1996
                                  Delaware


COUNTERSIGNED AND REGISTERED:
        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                        TRANSFER AGENT AND REGISTRAR


BY
             AUTHORIZED SIGNATURE

BIOMARIN PHARMACEUTICAL INC.

    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM  -  as tenants in common                    UNIF GIFT MIN ACT - .............Custodian........................
    TEN ENT     as tenants by the entireties                                 (Cust)                        (Minor)
    JT TEN      as joint tenants with right             under Uniform Gifts to Minors Act.................................
                of survivorship and not as                                                           (State)
                tenants in common
    COM PROP-   as community property                   UNIF TRF MIN ACT -    ................. Custodian(until age.......)
                                                                                   (Cust)
                                                        ............................ under Uniform Transfers to
                                                                   (Minor)
                                                        Minors Act .......................................................
                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,_______________________hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
 ---------------------------------------
 |                                     |
 ---------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________

                                           X______________________________

                                           X______________________________
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By_______________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.